Exhibit 99.1

Astrotech Reports Second Quarter of Fiscal Year 2026 Financial Results

AUSTIN, Texas, Feb. 13, 2026 (GLOBE NEWSWIRE) -- Astrotech Corporation (Nasdaq: ASTC) (the “Company” or “Astrotech”) reported its financial results for the second quarter of fiscal year 2026, which ended December 31, 2025.

Financial Highlights & Recent Developments

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Research and development expense was $1,832 thousand, a decline of 25% from the second quarter of fiscal year 2025 as the Company transitions from development stage to saleable products for its EN-SCAN Handheld GC and 1st Detect Tracer 1000 product lines.

●	Through December 31, 2025, the Company has deployed the TRACER 1000 trace detection system in approximately 35 locations in 16 countries across the United States, Europe and Asia.

“We continue to see positive momentum in our sales pipeline across our global markets year-to-date in fiscal year 2026. Customers in our end markets are increasingly recognizing the value of our mass spectrometry and gas chromatography solutions, which offer real-time operational results and extensive reference libraries that can be tailored to specific end market applications. We believe our library capabilities are of particular interest in the explosives and narcotics trace detection markets, as new narcotics and explosives are being discovered, leading to an urgent need for the ability to expand screening capabilities for both public safety and law enforcement in particular” said Thomas B. Pickens, III, Astrotech’s Chairman and Chief Executive Officer. “Additionally, we have strengthened our team with the appointment of Scott Bartley as Interim Chief Financial Officer and David Spada as Director of Global Sales in our 1st Detect subsidiary as we move toward sustained revenue growth and global scale.”

About Astrotech Corporation

Astrotech Corporation (Nasdaq: ASTC) is an instrumentation company that creates, operates, and scales innovative businesses through its wholly owned subsidiaries. Each subsidiary leverages Astrotech’s core technology to serve specialized markets:

●	1st Detect develops, manufactures, and markets trace detection systems for security and narcotics screening.
●	AgLAB designs process analyzers tailored to the processing of agriculture products.
●	Pro-Control produces solutions for in-situ chemical process control in industrial manufacturing.
●	BreathTech is advancing a breath analysis platform to detect volatile organic compounds (VOCs) associated with infections and critical health conditions.
●	EN-SCAN, Inc. delivers portable, ruggedized environmental GC-MS for on-site testing of air, water and soil.

Astrotech is headquartered in Austin, Texas. For more information, visit www.astrotechcorp.com

Forward-Looking Statements

This press release contains “forward-looking statements” that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, trends, and uncertainties that could cause actual results to be materially different from the forward-looking statement. These statements may be identified by terms such as “aims,” “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expect,” “forecast,” “guidance,” “intends,” “may,” “plans,” “possible,” “potential,” “predicts,” “preliminary,” “projects,” “seeks,” “should,” “targets,” “will” or “would,” or the negatives of these terms, variations of these terms or other similar expressions. These factors include, but are not limited to, the adverse impact of inflationary pressures, including significant increases in fuel costs, global economic conditions and events related to these conditions, including the ongoing wars in Ukraine and the middle east, the Company’s use of proceeds from the common stock offerings, whether we can successfully complete the development of our new products and proprietary technologies, whether we can obtain the FDA and other regulatory approvals required to market our products under development in the United States or abroad, whether the market will accept our products and services and whether we are successful in identifying, completing and integrating acquisitions, as well as other risk factors and business considerations described in the Company’s Securities and Exchange Commission filings including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this document should be evaluated in light of these important risk factors. While we do not intend to directly harvest, manufacture, distribute or sell cannabis or cannabis products, we may be detrimentally affected by a change in enforcement by federal or state governments and we may be subject to additional risks in connection with the evolving regulatory area and associated uncertainties. Any such effects may give rise to risks and uncertainties that are currently unknown or amplify others mentioned herein. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company assumes no obligation to correct or update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Company Contact:

Scott Bartley

Interim Chief Financial Officer, Astrotech Corporation

(512) 485-9530

Investor Contact:

Matt Kreps

Managing Director, Darrow Associates

(214) 597-8200 mkreps@darrowir.com

Financial tables follow

ASTROTECH CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenue	$148	$261	$445	$295
Cost of revenue	140	106	249	131
Gross profit	8	155	196	164
Operating expenses:
Selling, general and administrative	2,077	2,039	3,857	3,727
Research and development	1,832	2,437	3,776	4,386
Total operating expenses	3,909	4,476	7,633	8,113
Loss from operations	(3,901)	(4,321)	(7,437)	(7,949)
Other income and expense, net	(26)	312	45	662
Loss from operations before income taxes	(3,927)	(4,009)	(7,392)	(7,287)
Income tax expense	—	—	—	—
Net loss	$(3,927)	$(4,009)	$(7,392)	$(7,287)
Weighted average common shares outstanding:
Basic and diluted	1,676	1,638	1,675	1,634
Basic and diluted net loss per common share:
Net loss per common share	$(2.34)	$(2.45)	$(4.41)	$(4.46)
Other comprehensive loss, net of tax:
Net loss	$(3,927)	$(4,009)	$(7,392)	$(7,287)
Available-for-sale securities:
Net unrealized gain (loss)	168	(219)	316	97
Total comprehensive loss	$(3,759)	$(4,228)	$(7,076)	$(7,190)

ASTROTECH CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31,	June 30,
	2025	2025
	(Unaudited)	(Note)
Assets
Current assets
Cash and cash equivalents	$3,095	$3,100
Short-term investments	7,037	15,108
Accounts receivable	133	485
Inventory, net:
Raw materials	2,865	2,194
Work-in-process	496	425
Finished goods	310	310
Prepaid expenses and other current assets	412	353
Total current assets	14,348	21,975
Property and equipment, net	2,975	2,395
Intangible asset, net	50	48
Operating lease right-of-use assets, net	1,977	2,225
Other assets, net	346	346
Total assets	$19,696	$26,989
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$649	$1,066
Payroll related accruals	411	529
Accrued expenses and other liabilities	570	451
Lease liabilities, current	268	405
Total current liabilities	1,898	2,451
Accrued expenses and other liabilities, net of current portion	96	164
Lease liabilities, net of current portion	2,184	2,274
Total liabilities	4,178	4,889
Commitments and contingencies (Note 14)
Stockholders’ equity
Convertible preferred stock, $0.001 par value, 2,500,000 shares authorized; 280,898 shares of Series D issued and outstanding at December 31, 2025, and June 30, 2025	—	—
Common stock, $0.001 par value, 250,000,000 shares authorized at December 31, 2025, and June 30, 2025, respectively; 1,769,269 shares issued at December, 2025, and June 30, 2025, respectively	190,643	190,643
Treasury shares, 10,316 at December 31, 2025, and June 30, 2025, respectively	(119)	(119)
Additional paid-in capital	83,804	83,310
Accumulated deficit	(258,262)	(250,870)
Accumulated other comprehensive loss	(548)	(864)
Total stockholders’ equity	15,518	22,100
Total liabilities and stockholders’ equity	$19,696	$26,989

Note: The balance sheet at June 30, 2025 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by the United States generally accepted accounting principles for complete financial statements.